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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2002 (June 21, 2002)



                            ARKANSAS BEST CORPORATION

             (Exact name of registrant as specified in its charter)


        Delaware                    0-19969                    71-0673405
     -----------------          ----------------           -------------------
      (State or other             (Commission                 (IRS Employer
      jurisdiction of             File Number)              Identification No.)
     incorporation or
       organization)


                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000

               ---------------------------------------------------
               (Address, including zip code, and telephone number,
                    including area code, of the registrant's
                          principal executive offices)



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ITEM 5. OTHER EVENTS.

ABF Freight System, Inc. today announced that it is revising its general rates and charges on August 1, 2002. Typically, the increase will be 5.8%, although the amount will vary by lane and shipment characteristic.

ABF is one of North America's largest and most experienced motor carriers, offering direct service to all 50 states, nine Canadian provinces, Guam and Puerto Rico, along with broad service to Mexico. In addition to its core LTL service, ABF provides a wide variety of premium services, including TimeKeeper(R) guaranteed expedited service, U-Pack(R) Moving service and TurnKey(R) custom delivery and assembly service. The company's Web site, www.abf.com is ranked among the best 50 of all sites by CIO magazine. The carrier has been in continuous service since 1923 and is the largest subsidiary of Arkansas Best Corporation (NASDAQ/NMS - "ABFS").



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARKANSAS BEST CORPORATION

                                  (Registrant)


Date: June 21, 2002                           /s/   Judy R. McReynolds
     ---------------------                    ------------------------
                                              Judy R. McReynolds,
                                              Vice President - Controller